UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2003

(Exact name of registrant as specified in charter)

Ohio	0-850	34-6542451

(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

127 Public Square, Cleveland, Ohio		44114-1306

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 689-6300

Item 7.   Financial Statements and Exhibits

(c)	Exhibits

99.1	The Registrant’s July 18, 2003, press release announcing its earnings results for the three- and six-month periods ended June 30, 2003.

Item 9.	Regulation FD Disclosure and Information Furnished under Item 12 (Disclosure of Results of Operations and Financial Condition)

On July 18, 2003, the Registrant conducted a conference call/webcast to discuss its quarterly earnings and currently anticipated earnings trends. The slide presentation reviewed by the Registrant in the conference call/webcast follows as Annex A to this Item 9.

On July 18, 2003, the Registrant issued a press release announcing its earnings results for the three- and six-month periods ended June 30, 2003. This press release, dated July 18, 2003, is attached as Exhibit 99.1 to this report and is being filed pursuant to Item 12 of Form 8-K as directed by the Securities and Exchange Commission in Release No. 34-47583 and shall be incorporated by reference into the Registrant’s filings under the Securities Act of 1933 and the Securities Exchange Act of 1934, as appropriate.

ANNEX A

Second Quarter 2003 Review July 18, 2003 Speakers: Henry Meyer Jeff Weeden

PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FORWARD-LOOKING STATEMENT DISCLOSURE The conference call and discussion, including related questions and answers, and presentation materials, contain forward-looking statements about issues like anticipated third quarter and full-year 2003 earnings, anticipated level of net loan charge-offs and nonperforming assets and anticipated improvement in profitability and competitiveness. Forward-looking statements by their nature are subject to assumptions, risks and uncertainties. Actual results could differ materially from those contained in or implied by such forward-looking statements for a variety of factors including: changes in interest rates; continued weakness in the economy, which could materially impact credit quality trends and the ability to generate loans; failure of the capital markets to function consistent with customary levels; delay in or inability to execute strategic initiatives designed to grow revenues and/or manage expenses; consummation of significant business combinations or divestitures; new legal obligations or restrictions or unfavorable resolution of litigation; further disruption in the economy or the general business climate as a result of terrorist activities or military actions; and changes in accounting, tax or regulatory practices or requirements.

Strategic Overview Revenue growth Improved asset quality Growth in core deposits Continued focus on expenses NewBridge acquisition

Financial Summary - 2Q03 EPS of $0.53 Revenue up $52 million from 1Q03 Average core deposits up 9% annualized Net charge-offs and NPLs down Repurchased 3 million shares

Net Interest Margin (TE) 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 KEY 0.0368 0.0368 0.0368 0.0371 0.0363 0.0377 0.0385 0.0398 0.0393 0.0398 0.0399 0.0398 0.0386 0.0385 Peer Median S&P Regional & Diversified Bank Indices 0.0407 0.0406 0.0415 0.042 0.0412 0.0394 0.0388

Commercial $39.8 $39.4 $38.8 $38.1 $37.9 $37.2 $37.0 $37.0 $36.9 Consumer 27.1 26.8 25.0 25.4 26.0 26.3 25.7 25.8 26.1 Investments 9.6 9.5 8.9 8.5 8.7 8.6 9.9 10.6 10.9 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 Comml Loans 39.8 39.4 38.8 38.1 38 37.2 37 37 36.9 Consumer 27.1 26.8 25 25.4 26 26.3 25.7 25.8 26.1 Investments 9.6 9.5 9 8.5 8.7 8.6 9.9 10.6 10.9 Total 76.5 75.7 72.7 72 72.6 72.1 72.6 73.4 73.9 in billions Average Earning Assets

Commercial $38.4 $38.1 $37.7 $37.1 $37.1 $36.5 $36.4 $36.5 $36.5 -- Consumer 23.3 23.3 22.0 22.9 24.0 24.6 24.3 24.7 25.2 10% Exit Portfolios Auto 3.9 3.5 3.0 2.5 2.0 1.7 1.4 1.1 0.9 (86) Commercial 1.4 1.3 1.1 1.0 0.8 0.7 0.6 0.5 0.4 (131) 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 Commercial Loans 38.4 38.1 37.7 37.1 37.1 36.5 36.4 36.5 36.5 Consumer Loans 23.2 23.3 22 22.9 24 24.6 24.3 24.7 25.2 Auto Runoff 3.9 3.5 3 2.5 2 1.7 1.4 1.1 0.9 C&I Runoff 1.4 1.3 1.1 0.9 0.8 0.7 0.6 0.6 0.4 Total 67 66.2 63.8 63.5 63.9 63.5 62.7 62.8 63 Average Loans in billions % change * 2Q03 vs. 1Q03 * Annualized

in billions Average Core Deposit Growth 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 Non Int. Bearing 8.2 8.3 8.8 8.6 8.7 9.2 9.9 9.8 10.1 Now & Mmda 12.9 13.1 13 13.4 13.2 13.3 15.1 16.8 17.7 Savings 2 1.9 1.9 1.9 2 2 2 2 2.1 CD's 14.5 13.7 13.7 13.4 13.1 12.7 12.2 11.8 11.4 Total 37.6 37 37.4 37.3 37 37.2 39.2 40.4 41.3 Non Int. Bearing $ 8.2 $ 8.3 $ 8.8 $ 8.6 $ 8.7 $ 9.2 $ 9.9 $ 9.8 $10.1 11% Now & MMDA 12.9 13.1 13.0 13.4 13.2 13.3 15.1 16.8 17.7 24 Savings 2.0 1.9 1.9 1.9 2.0 2.0 2.0 2.0 2.1 8 CD's 14.5 13.7 13.7 13.4 13.1 12.7 12.2 11.8 11.4 (12) Total $37.6 $37.0 $37.4 $37.3 $37.0 $37.2 $39.2 $40.4 $41.3 9% * Annualized % change * 2Q03 vs. 1Q03

Noninterest Income 1Q03 $397 Noninterest Income 2Q03 vs. 1Q03 Investment Banking & Capital Markets 19 Letter of Credit & Loan Fees 9 All other - net 9 Total 37 Noninterest Income 2Q03 $434 in millions

Noninterest Expense 2Q03 vs. 1Q03 Personnel 8 Marketing 8 Professional Fees 7 All other - net 8 Total 31 Noninterest Expense 1Q03 $ 657 Noninterest Expense 2Q03 $688 in millions

Net Charge-Offs to Average Loans 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 KEY 0.0084 0.0042 0.0063 0.0064 0.0066 0.0102 0.0104 0.0137 0.0132 0.0127 0.0116 0.0118 0.0104 0.009 Peer Median S&P Regional & Diversified Bank Indices 0.0062 0.0067 0.0064 0.0077 0.0062 0.0057 0.0057

Net Charge-Offs to Average Loans by Loan Type Corporate & Investment Banking Consumer Banking 1Q02 0.0149 0.0105 2Q02 0.0151 0.0093 3Q02 0.0143 0.0077 4Q02 0.0132 0.0097 1Q03 0.0108 0.0097 2Q03 0.01 0.0075 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 Consumer Commercial 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03

Allowance to Total Loans 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 KEY 0.0153 0.0149 0.0151 0.015 0.0149 0.0185 0.0182 0.0265 0.0251 0.0241 0.0237 0.0232 0.0227 0.0222 Peer Median S&P Regional & Diversified Bank Indices 0.0146 0.0148 0.0148 0.0146 0.0146 0.0146 0.0148

NPAs to Loans and OREO 4Q99 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 KEY 0.0074 0.0078 0.0088 0.0093 0.01 0.011 0.0123 0.0141 0.0149 0.0158 0.0156 0.0161 0.0159 0.0154 0.0142 Peer Median S&P Regional & Diversified Bank Indices 0.0096 0.0096 0.0099 0.01 0.0096 0.0085 0.0087

2Q02 3Q02 4Q02 1Q03 2Q03 NPLs beginning of period $973 $957 $987 $943 $904 Loans placed on nonaccrual status 254 281 339 237 168 Charge-offs (203) (185) (186) (161) (141) Loans sold (18) (25) (36) (23) (42) Payments (49) (41) (149) (58) (26) Transfers to OREO -- -- -- (19) (1) Loans returned to accrual status -- -- (13) (15) (25) Acquisition -- -- 1 -- -- NPLs end of period $957 $987 $943 $904 $837 in millions Nonperforming Loans - Flow Analysis

Allowance to NPL 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 KEY 2.0698 1.7963 1.6909 1.54 1.4039 1.5445 1.3266 1.8429 1.6516 1.6082 1.5086 1.5398 1.5719 1.68 Peer Median S&P Regional & Diversified Bank Indices 1.9011 1.9939 1.8636 2.0114 2.0021 2.0677 1.9863

Tangible Equity to Tangible Assets 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 KEY 0.0616 0.0612 0.061 0.0612 0.0629 0.0625 0.0651 0.0629 0.0657 0.0669 0.0671 0.0673 0.0671 0.069 Peer Median S&P Regional & Diversified Bank Indices 0.068 0.0629 0.0664 0.068 0.0659 0.0656 0.0673

2003 Outlook Challenging revenue environment Net interest margin pressure Flat to very modest loan growth Improving climate for fee-based businesses Continued focus on expenses Asset Quality - stable to improving

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP

(Registrant)

Date: July 18, 2003	/s/ Lee Irving

	By:	Lee Irving Executive Vice President and Chief Accounting Officer